GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Treasury 0-1 Year ETF

(the “Fund”)

Supplement dated October 22, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2017, as supplemented to date

Effective on or around October 31, 2018, the number of Shares constituting a Creation Unit for the Fund is reduced from 50,000 Shares to 10,000 Shares. Accordingly, all references in the Prospectus, Summary Prospectus, and SAI to the Fund’s Creation Unit size of 50,000 Shares are replaced with 10,000 Shares on or around that date.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

TREACCESSOPSCHGSTK 10-18